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                        SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 29, 1998
                                                  ----------------


                               M&T BANK CORPORATION
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             (Exact name of registrant as specified in its charter)


                                   New York
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                 (State or other jurisdiction of incorporation)


            1-9861                                      16-0968385
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    (Commission File Number)               (I.R.S. Employer Identification No.)



One M&T Plaza, Buffalo, New York                          14240
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:    (716) 842-5445
                                                   ---------------------------

                      FIRST EMPIRE STATE CORPORATION
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          (Former name or former address, if changed since last report)
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Item 5.   Other Events.

   At the First Empire State Corporation 1998 Annual Meeting of Stockholders held on May 19, 1998, stockholders approved a proposal to amend the First Empire State Corporation Certificate of Incorporation to change the name of the company to "M&T Bank Corporation." On May 29, 1998, First Empire State Corporation filed with the New York State Secretary of State a Certificate of Amendment to its Certificate of Incorporation changing its name to "M&T Bank Corporation."

   Moreover, on June 1, 1998, the common stock of the company was listed and began trading on the New York Stock Exchange under the name M&T Bank Corporation (NYSE:MTB). Trading of the common stock of M&T Bank Corporation on the American Stock Exchange ended at the close of business on May 29, 1998.



                             SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         M&T BANK CORPORATION



Date: June 2, 1998                By:    /s/ Michael P. Pinto
                                         -------------------------------------
                                         Michael P. Pinto
                                         Executive Vice President
                                         and Chief Financial Officer

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